EXHIBIT (10)(10) Real Property Lease Agreement for 11224 Lemen Road


                            COMMERCIAL PROPERTY LEASE

         Frank J. Giese, of 7630 M68, Indian River, MI 49749, the lessor, and Marketing WorldWide, Inc. OF 3020 Leprechaun Lane, Palm Harbor, FL 34683 and 11224 Lemen Road, Suites A & B, Building No. 3, Whitmore Lake, MI 48189, the lessee, enter into this lease subject to the following conditions:

1. PREMISES. The lessor leases to the lessee the property located at Suites A & B of Building No. 2, a part of an industrial park at 11224 Lemen Road, Whitmore Lake, MI, consisting of approximately One Thousand Five Hundred (1,500) square feet of office space and Seven Thousand Six Hundred (7,600) square feet of manufacturing/shop space, together with the use of the parking spaces in closest proximity to the premises.

2. TERM. The term of this lease shall be three (3) years commencing on AUGUST 1ST, 2001 and continuing until JULY 31ST, 2004.

3.       RENT.

         a. BASE RENT. The lessee shall pay the lessor the sum of One Hundred Ninety Seven Thousand Nine Hundred Twenty-five Dollars ($197,925) as base rent for the premises, to be paid in monthly installments, as follows:

                  Five Thousand One Hundred Eighteen Dollars and 75/100 Dollars ($5,118.75) for the first twelve (12) months; and

                  Five Thousand Six Hundred Eighty-seven Dollars and 50/100 ($5,687.50) for the following twenty-four (24) months,

                  all starting on the commencement date. Monthly installments of rent shall be due and payable in advance on the 1ST day of each calendar month. Rent shall be paid to the lessor at the address shown above or any other place designated in writing by the lessor. The first month's rent shall be paid on the date of the signing of this lease.

         b. ADDITIONAL RENT. The lessee shall be responsible for the payment of all the utility services for the premises, including water, sewer, gas, electricity, heat, telephone and other services of any kind delivered to the premises. The lessee shall pay for all other services contracted for by the lessee as soon as an invoice is presented so that no past due accounts arise. In addition, any fees,


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

                  costs, or expenses incurred by the lessor for enforcing the lessee's obligations under this lease, including reasonable attorney fees, shall be additional rent owing under the lease and shall be immediately due and payable by the lessee.

         c. LATE FEE. In the event that lessee fails to pay any amount of rent due within ten (10) days of the due date, After August 1, under this lease, the lessor shall assess the lessee a late fee of Two Hundred Dollars ($200) which the lessee shall pay together with the past-due rent prior to any other amount of rent becoming due.

4. SECURITY DEPOSIT. The lessee shall pay to the lessor a security deposit of Five Thousand Six Hundred Eighty-seven and 50/100 Dollars ($5,687.50) on signing this lease. The lessee shall be given credit of Two Thousand Two Hundred Seventy-five Dollars ($2,275) toward this amount, reflecting the security deposit given by lessee to lessor pursuant to a certain COMMERCIAL PROPERTY LEASE between the parties dated 6-29-99 with respect to Suite B of Building No. 1 of the industrial park at 8422 Lemen Road Industrial Park Drive, Whitmore Lake, Michigan which lease is, by the execution of this lease, terminated in all of its terms and conditions by mutual agreement of the parties. Both parties acknowledge and agree that each of them has performed all of their respective obligations pursuant to said former COMMERCIAL PROPERTY LEASE. The lessor may commingle the security deposit with other funds and use it as the lessor determines- No interest shall be paid on the security deposit during the term of this lease. At the end of the lease term, the security deposit shall be returned to the lessee unless the lessee has defaulted under this lease. If the lessee defaults under this lease, the security deposit may be used to pay any costs or damages, direct or contingent.

5. SIGNS. All signs placed on the premises shall be in keeping with the character and decor of the premises and no signs shall be placed on the premises except with the written approval of lessor, which approval will not be unreasonably withheld.

6. ACCEPTANCE OF OCCUPANCY. The lessee shall commence occupancy of the premises on the commencement date and begin paying rent as required by this lease. The lessee acknowledges that the premises are in a state of repair that is acceptable for the lessee's intended use of the premises.


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

7. VACATION OF THE PREMISES. The lessee shall not vacate or abandon the premises during the term of this lease. If the lessee does abandon or vacate the premises or is dispossessed by process of law or otherwise, any of the lessee's personal property that is left on the premises shall be deemed abandoned by the lessee, at the option of the lessor.

8. USE. The premises are to be used and occupied by the lessee for distribution of automotive accessories and trim items and for no other purpose without the written consent of lessor. The premises shall not be occupied or used by more persons than permitted by applicable fire and/or safety statutes, ordinances, rules and/or regulations. No activity shall be conducted on the premises that does not comply with all state and local laws. No material or waste which is designated as hazardous material or hazardous waste by any local, state or federal agency or entity of any kind shall be permitted, used, created or deposited on the premises.

9. REPAIRS AND MAINTENANCE. The lessee shall be responsible for all maintenance and repair of the premises. The lessee must repair and maintain the premises at the lessee's expense. The premises shall be kept in good and safe condition, including any plate glass windows, the electrical wiring, the plumbing, any other system or equipment on the premises, structural members of all buildings, and other improvements on the premises. Lessor shall be responsible for all maintenance and repair of the common areas of the industrial park.

10. SURRENDER OF THE PREMISES. The lessee shall surrender the premises to the lessor when this lease expires, broom clean and in the same condition as on the commencement date, except for normal wear and tear.

11. ENTRY AND INSPECTION. The lessee shall permit the lessor or the lessor's agents to enter the premises at reasonable times and with reasonable notice, to inspect and repair the premises. During the 90 days before the lease expires, the lessee shall permit the lessor to place standard "For Lease" signs on the premises and permit persons desiring to lease the premises to inspect the premises.

12. TAXES AND ASSESSMENTS. The lessee shall pay all personal property taxes and assessments levied against the premises during the term of this lease. All taxes levied on personal property owned or leased by the lessee are the sole responsibility of the lessee. The lessor shall pay all real estate taxes and assessments levied against the premises during the term of this lease and the same shall be his sole responsibility (except those resulting from alteration by lessee, in which case lessee shall reimburse lessor for the cost of any additional taxes or assessments resulting from such alteration).

13. ALTERATIONS. The lessee may not cause any change to the premises, either structural or cosmetic, without the written approval of the lessor. In any event, any such work shall be performed by licensed contractors where licensing for such work is available through the State of Michigan and all such work shall be done without injury to any structural portion of the building. Any improvements constructed on the premises shall become the property of the lessor when this lease terminates. The lessor shall have total discretion on his approval of proposed alterations.

14. ASSIGNMENT AND SUBLETTING. The lessee may not assign, sublet, or otherwise transfer or convey its interest or any portion of its interest in the premises without written consent from the lessor. The lessor shall have total discretion on its approval of proposed assignments or subleases.

15. TRADE FIXTURES. All trade fixtures and movable equipment installed by the lessee in connection with the business it conducts on the premises shall remain the property of the lessee and shall be removed when this lease expires. The lessee shall repair any damage caused by the removal of such fixtures, and the premises shall be restored to the original condition.

15. INSURANCE. The lessor shall insure the premises, including all buildings and improvements (except those resulting from alteration by lessee, in which case lessee shall reimburse lessor for the cost of any additional insurance premium required as a result of such alteration), for the replacement cost of the buildings and improvements, against loss or damage under a policy or policies of fire and extended coverage insurance, including additional perils. The lessee shall obtain and maintain in full force general liability and property damage insurance with coverage of not less than one Million Dollars ($1,000,000.00) for injury or death to any one person, One Million Dollars ($1,000,000.00) for injury or death to more than one person, and One Million Dollars ($1,000,000.00) for property damage, covering all claims for injuries to persons occurring on or around the premises. The lessor must approve the amount and the issuing company of the insurance. The lessee shall obtain and maintain environmental


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

         insurance in an amount and form acceptable to the lessor to cover the costs of any cleanup assessment investigation and the costs of cleaning up any contamination or pollution on the premises. Each insurance policy shall also contain a provision exempting the lessor from any loss of coverage as an insured due to the acts of the lessee. The lessee shall give the lessor customary insurance certifications evidencing that the insurance is in effect during the term of the lease. All policies must also provide for notice by the insurance company to the lessor of any termination or cancellation of a policy at least 30 days in advance. All policies shall name both the lessee and the lessor as insured parties.

17. THE LESSEE'S LIABILITY. All the lessee's personal property, including trade fixtures, on the premises shall be kept at the lessee's sole risk, and the lessor shall not be responsible for any loss of business or other loss or damage that is occasioned by the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises.

18. DESTRUCTION OF THE PREMISES. If the premises are partially damaged or destroyed through no fault of the lessee, the lessor shall, at its own expense, promptly repair and restore the premises. If the premises are partially damaged, rent shall not abate in whole or in part during the period of restoration. If the premises are totally destroyed through no fault of the lessee or if the premises cannot be repaired and restored within 180 days, either party may terminate this lease effective the date of the destruction by giving the other party written notice of termination within 10 days after the destruction. If such a notice is given within that period, this lease shall terminate and rent shall be adjusted between the parties to the date of the surrender of possession. If the notice is not given within the required period, this lease shall continue, without abatement of rent, and the lessor shall repair the premises.

19. MUTUAL RELEASES. The lessor and the lessee, and all parties claiming under them, release each other from all claims and liabilities arising from or caused by any hazards covered by insurance on the leased premises or covered by insurance in connection with property or activities on the premises, regardless of the cause of the damage or loss.

20. CONDEMNATION. If any part of the premises is taken for any public or quasi-public purpose pursuant to any power of eminent domain, or by private sale in lieu of eminent domain, either the lessor or the lessee may terminate this lease, effective on the date the public authority takes possession. All damages for the condemnation of the premises, or damages awarded because of the taking, shall be payable to and the sole property of the lessor.

21. INDEMNITY. The lessee agrees to indemnify and defend the lessor for any liability, loss, damage, cost, or expense (including attorney fees) based on any claim, demand, suit, or action by any party with respect to any personal injury (including death) or property damages, from any cause, with respect to the lessee or the premises, except for liability resulting from the intentional acts or gross negligence of the lessor or its employees, agents, invitees, or business visitors.

22. DEFAULT AND RE-ENTRY. If the lessee fails to pay rent when due; if the lessee fails to perform any other obligations under this agreement within 10 days after receiving written notice of the default from the lessor; if the lessee makes any assignment for the benefit of creditors or a receiver is appointed for the lessee or its property; or if any proceedings are instituted by or against the lessee for bankruptcy (including reorganization) or under any insolvency laws, the lessor may terminate this lease, re-enter the premises, and seek to relet the premises on whatever terms the lessor deems advisable. Notwithstanding re-entry by the lessor, the lessee shall continue to be liable to the lessor for rent owed under this lease and for any rent deficiency that results from reletting the premises during the term of this lease. Notwithstanding any reletting without termination, the lessor may at any time elect to terminate this lease for any default by the lessee by giving the lessee written notice of the termination.

         In addition to the lessor's other rights and remedies as stated in this lease, and without waiving any of those rights, if the lessor deems necessary any repairs that the lessee is required to make or if the lessee defaults in the performance of any of its obligations under this lease, the lessor may make repairs or cure defaults and shall not be responsible to the lessee for any loss or damage that is caused by that action. The lessee shall immediately pay to the lessor, on demand, the lessor's costs for curing any defaults, as additional rent under this lease.

23. SUBORDINATION. This lease and the lessee's rights under it shall at all times be subordinate to the lien of any mortgage


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

         the lessor places on the premises or to any collateral assignment the lessor makes of this lease or of rent under this lease. However, as long as the lessee is not in default under this lease, the foreclosure of a mortgage given by the lessor shall not affect the lessee's rights under this lease. At the request of any lienholder, the lessee shall provide the lessor with a customary tenant's estoppel letter regarding the status of this lease. If the lessor defaults on the payment of its mortgage on the premises, the lessee may make the monthly payment owed under the mortgage note and deduct that amount from the rent owed under this lease.

24. NOTICES. Any notices required under this lease shal1 be in writing and served in person or sent by registered or certified mail, return receipt requested, to the addresses of the parties stated in this lease or to such other addresses as the parties substitute by written notice. Notices shall be effective on the date of the first attempted delivery.

25. THE LESSEE'S POSSESSION AND ENJOYMENT. As long as the lessee pays the rent as specified in this lease and performs all its obligations under this lease, the lessee may peacefully and quietly hold and enjoy the premises for the term of this lease.

26. HOLDING OVER. If the lessee does not vacate the premises at the end of the term of this lease, the holding over shall constitute a month-to-month tenancy at a monthly rental rate to be set by the lessor at its sole discretion.

27. ENTIRE AGREEMENT. This agreement contains the entire agreement of the parties with respect to its subject matter. This agreement may not be modified except by a written document signed by the parties.

28. WAIVER. The failure of the lessor to enforce any condition of this lease shall not be a waiver of its right to enforce every condition of this lease. No provision of this lease shall be deemed to have been waived unless the waiver is in writing.

29. BINDING EFFECT. This agreement shall bind and benefit the parties and their successors and permitted assigns.

30. TIME IS THE ESSENCE. Time is the essence in the performance of this lease.

31. APPLICABLE LAW. This lease shall be interpreted and enforced pursuant to the laws of the State of Michigan and any action commenced with respect to this lease shall be filed in the district court or the circuit court for the County of Livingston, State of Michigan.


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

32. COMMENCEMENT DATE. This lease shall be effective on _____________, 2001 which date shall be deemed to be its commencement date.


Lessee                                       Lessor



Marketing WorldWide, Inc.


/S/ JAMES C. MARVIN                          /S/ FRANK J. GIESE
------------------------------------         ----------------------------------
By: James C. Marvin                          Frank J. Giese
Its Chief Financial Officer,
Secretary and Treasurer


Dated:  7/2/01                               Dated:  7-8-01
      ---------                                    ---------

EXHIBIT (10)(10) Real Property Lease Agreement for 11224 Lemen Road


                            COMMERCIAL PROPERTY LEASE

         Frank J. Giese, of 7630 M68, Indian River, MI 49749, the lessor, and Marketing WorldWide, Inc. OF 3020 Leprechaun Lane, Palm Harbor, FL 34683 and 11224 Lemen Road, Suites A & B, Building No. 3, Whitmore Lake, MI 48189, the lessee, enter into this lease subject to the following conditions:

1. PREMISES. The lessor leases to the lessee the property located at Suites A & B of Building No. 2, a part of an industrial park at 11224 Lemen Road, Whitmore Lake, MI, consisting of approximately One Thousand Five Hundred (1,500) square feet of office space and Seven Thousand Six Hundred (7,600) square feet of manufacturing/shop space, together with the use of the parking spaces in closest proximity to the premises.

2. TERM. The term of this lease shall be three (3) years commencing on AUGUST 1ST, 2001 and continuing until JULY 31ST, 2004.

3.       RENT.

         a. BASE RENT. The lessee shall pay the lessor the sum of One Hundred Ninety Seven Thousand Nine Hundred Twenty-five Dollars ($197,925) as base rent for the premises, to be paid in monthly installments, as follows:

                  Five Thousand One Hundred Eighteen Dollars and 75/100 Dollars ($5,118.75) for the first twelve (12) months; and

                  Five Thousand Six Hundred Eighty-seven Dollars and 50/100 ($5,687.50) for the following twenty-four (24) months,

                  all starting on the commencement date. Monthly installments of rent shall be due and payable in advance on the 1ST day of each calendar month. Rent shall be paid to the lessor at the address shown above or any other place designated in writing by the lessor. The first month's rent shall be paid on the date of the signing of this lease.

         b. ADDITIONAL RENT. The lessee shall be responsible for the payment of all the utility services for the premises, including water, sewer, gas, electricity, heat, telephone and other services of any kind delivered to the premises. The lessee shall pay for all other services contracted for by the lessee as soon as an invoice is presented so that no past due accounts arise. In addition, any fees, costs, or expenses incurred by the lessor for enforcing the lessee's obligations under this lease, including reasonable attorney fees, shall be additional rent owing under the lease and shall be immediately due and payable by the lessee.

         c. LATE FEE. In the event that lessee fails to pay any amount of rent due within ten (10) days of the due date, After August 1, under this lease, the lessor shall assess the lessee a late fee of Two Hundred Dollars ($200) which the lessee shall pay together with the past-due rent prior to any other amount of rent becoming due.

4. SECURITY DEPOSIT. The lessee shall pay to the lessor a security deposit of Five Thousand Six Hundred Eighty-seven and 50/100 Dollars ($5,687.50) on signing this lease. The lessee shall be given credit of Two Thousand Two Hundred Seventy-five Dollars ($2,275) toward this amount, reflecting the security deposit given by lessee to lessor pursuant to a certain COMMERCIAL PROPERTY LEASE between the parties dated 6-29-99 with respect to Suite B of Building No. 1 of the industrial park at 8422 Lemen Road Industrial Park Drive, Whitmore Lake, Michigan which lease is, by the execution of this lease, terminated in all of its terms and conditions by mutual agreement of the parties. Both parties acknowledge and agree that each of them has performed all of their respective obligations pursuant to said former COMMERCIAL PROPERTY LEASE. The lessor may commingle the security deposit with other funds and use it as the lessor determines- No interest shall be paid on the security deposit during the term of this lease. At the end of the lease term, the security deposit shall be returned to the lessee unless the lessee has defaulted under this lease. If the lessee defaults under this lease, the security deposit may be used to pay any costs or damages, direct or contingent.

5. SIGNS. All signs placed on the premises shall be in keeping with the character and decor of the premises and no signs shall be placed on the premises except with the written approval of lessor, which approval will not be unreasonably withheld.

6. ACCEPTANCE OF OCCUPANCY. The lessee shall commence occupancy of the premises on the commencement date and begin paying rent as required by this lease. The lessee acknowledges that the premises are in a state of repair that is acceptable for the lessee's intended use of the premises.

7. VACATION OF THE PREMISES. The lessee shall not vacate or abandon the premises during the term of this lease. If the lessee does abandon or vacate the premises or is dispossessed by process of law or otherwise, any of the lessee's personal property that is left on the premises shall be deemed abandoned by the lessee, at the option of the lessor.

8. USE. The premises are to be used and occupied by the lessee for distribution of automotive accessories and trim items and for no other purpose without the written consent of lessor. The premises shall not be occupied or used by more persons than permitted by applicable fire and/or safety statutes, ordinances, rules and/or regulations. No activity shall be conducted on the premises that does not comply with all state and local laws. No material or waste which is designated as hazardous material or hazardous waste by any local, state or federal agency or entity of any kind shall be permitted, used, created or deposited on the premises.

9. REPAIRS AND MAINTENANCE. The lessee shall be responsible for all maintenance and repair of the premises. The lessee must repair and maintain the premises at the lessee's expense. The premises shall be kept in good and safe condition, including any plate glass windows, the electrical wiring, the plumbing, any other system or equipment on the premises, structural members of all buildings, and other improvements on the premises. Lessor shall be responsible for all maintenance and repair of the common areas of the industrial park.

10. SURRENDER OF THE PREMISES. The lessee shall surrender the premises to the lessor when this lease expires, broom clean and in the same condition as on the commencement date, except for normal wear and tear.

11. ENTRY AND INSPECTION. The lessee shall permit the lessor or the lessor's agents to enter the premises at reasonable times and with reasonable notice, to inspect and repair the premises. During the 90 days before the lease expires, the lessee shall permit the lessor to place standard "For Lease" signs on the premises and permit persons desiring to lease the premises to inspect the premises.

12. TAXES AND ASSESSMENTS. The lessee shall pay all personal property taxes and assessments levied against the premises during the term of this lease. All taxes levied on personal property owned or leased by the lessee are the sole responsibility of the lessee. The lessor shall pay all real estate taxes and assessments levied against the premises during the term of this lease and the same shall be his sole responsibility (except those resulting from alteration by lessee, in which case lessee shall reimburse lessor for the cost of any additional taxes or assessments resulting from such alteration).

13. ALTERATIONS. The lessee may not cause any change to the premises, either structural or cosmetic, without the written approval of the lessor. In any event, any such work shall be performed by licensed contractors where licensing for such work is available through the State of Michigan and all such work shall be done without injury to any structural portion of the building. Any improvements constructed on the premises shall become the property of the lessor when this lease terminates. The lessor shall have total discretion on his approval of proposed alterations.

14. ASSIGNMENT AND SUBLETTING. The lessee may not assign, sublet, or otherwise transfer or convey its interest or any portion of its interest in the premises without written consent from the lessor. The lessor shall have total discretion on its approval of proposed assignments or subleases.

15. TRADE FIXTURES. All trade fixtures and movable equipment installed by the lessee in connection with the business it conducts on the premises shall remain the property of the lessee and shall be removed when this lease expires. The lessee shall repair any damage caused by the removal of such fixtures, and the premises shall be restored to the original condition.

15. INSURANCE. The lessor shall insure the premises, including all buildings and improvements (except those resulting from alteration by lessee, in which case lessee shall reimburse lessor for the cost of any additional insurance premium required as a result of such alteration), for the replacement cost of the buildings and improvements, against loss or damage under a policy or policies of fire and extended coverage insurance, including additional perils. The lessee shall obtain and maintain in full force general liability and property damage insurance with coverage of not less than one Million Dollars ($1,000,000.00) for injury or death to any one person, One Million Dollars ($1,000,000.00) for injury or death to more than one person, and One Million Dollars ($1,000,000.00) for property damage, covering all claims for injuries to persons occurring on or around the premises. The lessor must approve the amount and the issuing company of the insurance. The lessee shall obtain and maintain environmental insurance in an amount and form acceptable to the lessor to cover the costs of any cleanup assessment investigation and the costs of cleaning up any contamination or pollution on the premises. Each insurance policy shall also contain a provision exempting the lessor from any loss of coverage as an insured due to the acts of the lessee. The lessee shall give the lessor customary insurance certifications evidencing that the insurance is in effect during the term of the lease. All policies must also provide for notice by the insurance company to the lessor of any termination or cancellation of a policy at least 30 days in advance. All policies shall name both the lessee and the lessor as insured parties.

17. THE LESSEE'S LIABILITY. All the lessee's personal property, including trade fixtures, on the premises shall be kept at the lessee's sole risk, and the lessor shall not be responsible for any loss of business or other loss or damage that is occasioned by the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises.

18. DESTRUCTION OF THE PREMISES. If the premises are partially damaged or destroyed through no fault of the lessee, the lessor shall, at its own expense, promptly repair and restore the premises. If the premises are partially damaged, rent shall not abate in whole or in part during the period of restoration. If the premises are totally destroyed through no fault of the lessee or if the premises cannot be repaired and restored within 180 days, either party may terminate this lease effective the date of the destruction by giving the other party written notice of termination within 10 days after the destruction. If such a notice is given within that period, this lease shall terminate and rent shall be adjusted between the parties to the date of the surrender of possession. If the notice is not given within the required period, this lease shall continue, without abatement of rent, and the lessor shall repair the premises.

19. MUTUAL RELEASES. The lessor and the lessee, and all parties claiming under them, release each other from all claims and liabilities arising from or caused by any hazards covered by insurance on the leased premises or covered by insurance in connection with property or activities on the premises, regardless of the cause of the damage or loss.

20. CONDEMNATION. If any part of the premises is taken for any public or quasi-public purpose pursuant to any power of eminent domain, or by private sale in lieu of eminent domain, either the lessor or the lessee may terminate this lease, effective on the date the public authority takes possession. All damages for the condemnation of the premises, or damages awarded because of the taking, shall be payable to and the sole property of the lessor.

21. INDEMNITY. The lessee agrees to indemnify and defend the lessor for any liability, loss, damage, cost, or expense (including attorney fees) based on any claim, demand, suit, or action by any party with respect to any personal injury (including death) or property damages, from any cause, with respect to the lessee or the premises, except for liability resulting from the intentional acts or gross negligence of the lessor or its employees, agents, invitees, or business visitors.

22. DEFAULT AND RE-ENTRY. If the lessee fails to pay rent when due; if the lessee fails to perform any other obligations under this agreement within 10 days after receiving written notice of the default from the lessor; if the lessee makes any assignment for the benefit of creditors or a receiver is appointed for the lessee or its property; or if any proceedings are instituted by or against the lessee for bankruptcy (including reorganization) or under any insolvency laws, the lessor may terminate this lease, re-enter the premises, and seek to relet the premises on whatever terms the lessor deems advisable. Notwithstanding re-entry by the lessor, the lessee shall continue to be liable to the lessor for rent owed under this lease and for any rent deficiency that results from reletting the premises during the term of this lease. Notwithstanding any reletting without termination, the lessor may at any time elect to terminate this lease for any default by the lessee by giving the lessee written notice of the termination.

         In addition to the lessor's other rights and remedies as stated in this lease, and without waiving any of those rights, if the lessor deems necessary any repairs that the lessee is required to make or if the lessee defaults in the performance of any of its obligations under this lease, the lessor may make repairs or cure defaults and shall not be responsible to the lessee for any loss or damage that is caused by that action. The lessee shall immediately pay to the lessor, on demand, the lessor's costs for curing any defaults, as additional rent under this lease.

23. SUBORDINATION. This lease and the lessee's rights under it shall at all times be subordinate to the lien of any mortgage


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

         the lessor places on the premises or to any collateral assignment the lessor makes of this lease or of rent under this lease. However, as long as the lessee is not in default under this lease, the foreclosure of a mortgage given by the lessor shall not affect the lessee's rights under this lease. At the request of any lienholder, the lessee shall provide the lessor with a customary tenant's estoppel letter regarding the status of this lease. If the lessor defaults on the payment of its mortgage on the premises, the lessee may make the monthly payment owed under the mortgage note and deduct that amount from the rent owed under this lease.

24. NOTICES. Any notices required under this lease shal1 be in writing and served in person or sent by registered or certified mail, return receipt requested, to the addresses of the parties stated in this lease or to such other addresses as the parties substitute by written notice. Notices shall be effective on the date of the first attempted delivery.

25. THE LESSEE'S POSSESSION AND ENJOYMENT. As long as the lessee pays the rent as specified in this lease and performs all its obligations under this lease, the lessee may peacefully and quietly hold and enjoy the premises for the term of this lease.

26. HOLDING OVER. If the lessee does not vacate the premises at the end of the term of this lease, the holding over shall constitute a month-to-month tenancy at a monthly rental rate to be set by the lessor at its sole discretion.

27. ENTIRE AGREEMENT. This agreement contains the entire agreement of the parties with respect to its subject matter. This agreement may not be modified except by a written document signed by the parties.

28. WAIVER. The failure of the lessor to enforce any condition of this lease shall not be a waiver of its right to enforce every condition of this lease. No provision of this lease shall be deemed to have been waived unless the waiver is in writing.

29. BINDING EFFECT. This agreement shall bind and benefit the parties and their successors and permitted assigns.

30. TIME IS THE ESSENCE. Time is the essence in the performance of this lease.

31. APPLICABLE LAW. This lease shall be interpreted and enforced pursuant to the laws of the State of Michigan and any action commenced with respect to this lease shall be filed in the district court or the circuit court for the County of Livingston, State of Michigan.


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

32. COMMENCEMENT DATE. This lease shall be effective on _____________, 2001 which date shall be deemed to be its commencement date.


Lessee                                       Lessor



Marketing WorldWide, Inc.


/S/ JAMES C. MARVIN                          /S/ FRANK J. GIESE
------------------------------------         ----------------------------------
By: James C. Marvin                          Frank J. Giese
Its Chief Financial Officer,
Secretary and Treasurer


Dated:  7/2/01                               Dated:  7-8-01
      ---------                                    ---------


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